Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of RTS Oil Holdings, Inc. (the “Registrant”) on Form 10-Q for the quarter ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Rafael Gavrielov, Principal Executive Officer and acting CFO of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	February 14, 2014	By:	/s/Rafael Gavrielov
Principal Executive Officer and Acting CFO